CJS Securities Summer Conference CJS Securities Summer Conference August 14, 2012 August 14, 2012 Exhibit 99.1

Factors affecting future performance…
Factors affecting future performance…
Forward-Looking Statements
The statements in this presentation that relate to guidance, future plans, business opportunities, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with business and economic conditions, customer and/or supplier contract cancellations, manufacturing risks, competitive factors, ability to successfully introduce new products, uncertainties pertaining to customer orders, demand for products and services, growth and development of markets for the Company's products and services, and other risks identified in our filings made with the
Securities and Exchange Commission, including, most recently, our Form 10-K for the year ended December 31, 2011.  Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-
looking statements, which speak only as of the date of this presentation, August 14, 2012. The Company disclaims any obligation to update these forward-looking statements as a result of developments occurring after the date of this presentation. Readers are encouraged to refer to the risk disclosures described in the Company’s Form 10-K for the year ended December 31, 2011 and subsequent filings with the SEC, as applicable. Please see “Safe Harbor and Forward-Looking Information” in the Appendix
to this presentation for more information.
Non-GAAP Measurement
The Company’s statements regarding its projected revenues, adjusted EBITDA, free cash flow, and net debt are non-GAAP financial measures. Please see “Use of Non-GAAP Financial Measures” and the subsequent slides in the Appendix to this presentation for the reasons we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures.
The Company neither updates nor confirms any guidance regarding the future operating results of the Company which may have been given prior to this presentation.
Discontinued Operations
In June 2012, the Company committed to a plan for the sale of its Semiconductor Systems and Laser Systems businesses. As a result, the Company began accounting for these businesses as discontinued operations beginning in the second quarter of
2012. Unless otherwise noted, all financial results in this presentation are GAAP measures for continuing operations.
…and use of Non-GAAP financial measures
…and use of Non-GAAP financial measures

We are a leading supplier…
…of precision motion and laser technology

Capabilities to Innovate & Grow
Global Presence and Reach
Expertise to Drive Results
Leading Technology Franchises
Positioned in Growth Segments
•
Leading provider of precision laser, optical and motion control technology
•
Founded in 1968, headquartered in Bedford, MA - major presence in North America,
Europe, and Asia-Pacific
•
$304M in revenue and $56M in Adjusted EBITDA in 2011
•
Approximately 1200 employees for continuing operations
•
Trade on NASDAQ (GSIG)

Our aspirations…
…are clear and achievable
Strategic Vision
•
Focus growth efforts on building out
key platforms (organic and M&A)
•
Improve mix (growth, volatility) –
more Medical, less Semiconductor
•
Simplify footprint and infrastructure
A leading provider of precision photonic and
A leading provider of precision photonic and
motion technologies for OEM’s in demanding
motion technologies for OEM’s in demanding
markets –
markets –
delivering attractive shareholder
delivering attractive shareholder
returns through sustained profitable growth
returns through sustained profitable growth
Strategic Priorities
Strategic Priorities
•
Organic growth mid to high
single digits
•
>20% EBITDA margins
•
Long term shareholder returns
above peer average
Performance Goals
Performance Goals

Medical revenue now makes up 19%…
…with Microelectronics down to 21%
Laser
Laser
Products
Products
End-Market Revenue*
End-Market Revenue*
Precision
Precision
Motion
Motion

* Continuing Operations, Last Twelve Months, ending Q2 2012
Industrial
Industrial
Scientific
Scientific
Medical
Medical
Microelectronics
Microelectronics
Segment Revenue*
Segment Revenue*
45%
15%
19%
21%
61%
39%

We have a strong laser offering…
…focused on industrial and scientific markets
Laser Products Overview
Laser Products Overview
Revenue*
Revenue*
$108M
$108M
Industrial Industrial
Scientific Scientific
Medical Medical
Brands Brands
Range Range
Location Location
Primary Primary
Applications Applications
Sealed CO
Sealed CO
Fiber Lasers
Fiber Lasers
50W to 2kW 50W to 2kW
Rugby, UK Rugby, UK
Metal cutting, Metal cutting,
welding, drilling welding, drilling
Specialty
Specialty
High Speed/Power High Speed/Power
Santa Clara, CA Santa Clara, CA
Scientific Research Scientific Research
Specialty Industrial Specialty Industrial

Electronics Electronics
* Continuing Operations, Last Twelve Months, ending Q2 2012
68%
26%
1%
5%
10W to 400W 10W to 400W
Mukilteo, WA Mukilteo, WA
Marking, Engraving, Marking, Engraving,
Date Coding of non Date Coding of non
metals metals
- -

We have strong franchises…
…in the Precision Motion space
Precision Motion Overview
Precision Motion Overview
Brand Brand
Technology Technology
Location Location
Primary Primary
Applications Applications
Galvanometers Galvanometers
Scan Heads Scan Heads
Lexington, MA Lexington, MA
Material Material Processing Processing
Marking Marking
Ophthalmology Ophthalmology
PCB Drilling PCB Drilling
Optical Encoders Optical Encoders
Bedford, MA Bedford, MA
Robotic Surgery Robotic Surgery
DNA Sequencing DNA Sequencing
Wire Bonding Wire Bonding
Disk Drives Disk Drives
Air Bearing Spindles Air Bearing Spindles
Poole, UK Poole, UK
Suzhou, China Suzhou, China
PCB Drilling PCB Drilling
Semiconductor Semiconductor
Thermal Printers Thermal Printers
Bedford, MA Bedford, MA
Patient Monitoring Patient Monitoring
Defibrillators Defibrillators
EKG EKG
Revenue*
$172M
Industrial Industrial
Scientific Scientific
Electronics Electronics
Medical Medical
Scanners Encoders Spindles Recorders

* Continuing Operations, Last Twelve Months, ending Q2 2012
30%
8%
31%
31%

We are investing for growth…
…in several attractive platforms
Attractive Growth Platforms
Attractive Growth Platforms
•
Beam delivery for lasers – market growth ~8%
• •
Leverage our #1 position in Galvanometers to Leverage our #1 position in Galvanometers to enter Scan Head market (modules) enter Scan Head market (modules)
• •
Double addressable market up to ~$200M Double addressable market up to ~$200M
•
Q2 growth of 15% - numerous new design wins
• •
~$25M revenue opportunity by 2015 ~$25M revenue opportunity by 2015
Scanning Solutions Scanning Solutions
• •
~$600M market growing ~20% ~$600M market growing ~20%
• •
Products to 2kW, more 2012 releases planned Products to 2kW, more 2012 releases planned
• •
Converting our installed base to fiber Converting our installed base to fiber
•
Q2  sales tripled year-over-year, $30M target by 2015
• •
Major investments underway: Major investments underway:
-
Multi-kilowatt products
- -
Increased capacity Increased capacity
- -
BOM cost reductions BOM cost reductions
- -
New applications centers in U.S. and China New applications centers in U.S. and China
Fiber Lasers Fiber Lasers
• •
~$50M business today  ~$50M business today
• •
Numerous design wins with leading Numerous design wins with leading OEM’s
• •
Key Applications:  Robotic Surgery, DNA Sequencing, OCT, Key Applications:  Robotic Surgery, DNA Sequencing, OCT,
Patient Monitoring, Defibrillation, EKG, Dermatology Patient Monitoring, Defibrillation, EKG, Dermatology
• •
Expansion into adjacent technologies & customer platforms Expansion into adjacent technologies & customer platforms
• •
Significant focus of our M&A efforts Significant focus of our M&A efforts
Medical Components Medical Components

Source:  Strategies Unlimited, Management Estimates

Delivering profitable revenue growth…
…despite the volatility in our markets & the economy
$304M $304M
$286M $286M
Revenue:
Revenue:

$56M $56M $56M $56M
Adjusted EBITDA:
Adjusted EBITDA:
$65M $65M
$70M $70M
$10M $10M
$12M $12M
$68M   $73M $68M   $73M
$10M   $13M $10M   $13M
- -
- -
2010 A 2011 A
1Q12 A 2Q12 A 3Q12 F
2010 A 2011 A
1Q12 A 2Q12 A 3Q12 F

Demonstrated history of strong cash generation…
…demonstrate high quality of businesses
$108M
$108M
$68M
$68M
$53M
$53M
Gross Debt:
Gross Debt:
*   See Non-GAAP Net Debt & Leverage Ratio Reconciliation
** Free Cash Flow includes the cash flows of Continuing and Discontinued Operations

($50.8M)               ($50.8M)               ($13.2M)            ($13.2M)            $2.8M $2.8M Net Debt* Net Debt*
Free Cash Flow**
2011 A 2012 F
$41M +$40M
2010A 2011A 2Q2012

We are establishing a continuous improvement culture…
…through formalized productivity programs / initiatives
Current
Current
12 x 12 Integration and Realignment Program
Target: Up to $5 million in annualized cost savings, with a
goal of eliminating up to 12 facilities, including facilities that will be exited as a consequence to the expected sale of our
Systems businesses
Future
Future
Operational Excellence
Target: Consistent margin expansion
Pricing Volume
Leverage
Lean & Six
Sigma
Global
Sourcing
Low-cost
Regional
Manufac-
turing

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We have clear focus…
…for success in 2012
Key Priorities for 2H of 2012
Key Priorities for 2H of 2012
•
•
Complete 12 X 12 plan
Complete 12 X 12 plan
•
•
2H 2012 Restructuring Plan
2H 2012 Restructuring Plan
•
•
Complete sale of Systems business lines
Complete sale of Systems business lines
•
•
Build momentum on Growth Platforms
Build momentum on Growth Platforms
•
•
Build pipeline of bolt-on acquisitions
Build pipeline of bolt-on acquisitions
•
•
Build core competencies (continuous improvement)
Build core competencies (continuous improvement)

Appendix Appendix 13

Safe Harbor and Forward Looking Information

Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are
based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,”
“estimate,” “plan,” and other similar expressions. These forward-looking statements include, but are not limited to, statements related to: the Company’s anticipated future financial performance; expected future product releases; expected consolidation of our Massachusetts operations; the expected impact of the
12x12 Program and related charges; expected timing of the divestitures of our discontinued operations; management’s plans and objectives for future operations; anticipated sales performance; industry trends; market conditions; changes in actual or assumed tax liabilities; expectations regarding tax exposure;
future acquisitions and dispositions;  the Company’s optimism regarding its prospects for the future; and other statements that are not historical facts.
These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: economic and political conditions and the effects of these conditions on our customers’ businesses and level of business activity; our significant dependence upon our customers’ capital expenditures, which are subject to cyclical market fluctuations; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate; delays in our delivery of new products; our reliance upon third party distribution channels subject to credit, business concentration and business failure risks beyond our control; fluctuations in our quarterly results and our failure to meet or exceed the expectations of securities analysts or investors; customer order timing and other similar factors beyond our control; changes in interest rates, credit ratings or foreign currency exchange rates; risk associated with our operations in foreign countries; our increased use of outsourcing in foreign countries;
our failure to comply with local import and export regulations in the jurisdictions in which we operate; our history of operating losses and our ability to sustain our profitability; our exposure to the credit risk of some of our customers and in weakened markets; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; our ability to make acquisitions or divestitures that provide business benefits; our failure to successfully integrate future acquisitions into our business; our ability to retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of or defects in raw materials, certain key components or other goods from our suppliers; production difficulties and product delivery delays or disruptions; changes in governmental regulation of our business or products; disruption in our information technology systems or our failure to implement new systems and software successfully; our failure to realize the full value of our intangible assets; any requirement to make additional tax payments and/or recalculate certain of our tax attributes depending on the resolution of the complaint we filed against the U.S. government; our ability to utilize our net operating loss carryforwards and other tax attributes; fluctuations in our effective tax rates and audit of our estimates of tax liabilities; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; being subject to the Alternative Minimum Tax for U.S. federal income tax purposes;
any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; volatility in the market for our common shares; our dependence on significant cash flow to service our indebtedness and fund our operations; our ability to access cash and other assets of our subsidiaries; the influence over our business of several significant shareholders; provisions of our articles of incorporation may delay or prevent a change in control; our significant existing indebtedness and restrictions in our new senior secured credit agreement that may limit our ability to engage in certain activities; our intention not to pay dividends in the near future; and our failure to maintain appropriate internal controls in the future.
Other important risk factors that could affect the outcome of the events set forth in this presentation and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in the Company’s subsequent filings with the SEC made prior to or after the date hereof. Such statements are based on the Company’s management’s beliefs and assumptions and on information currently available to the Company’s management. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation except as required by law.

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including adjusted EBITDA, free cash flow, and net debt. Non-GAAP adjustments to adjusted EBITDA include: depreciation and amortization, share-based compensation, restructuring and restatement costs, pre-petition and post-emergence professional fees, Net income attributable to noncontrolling interest, and other non-recurring items. Free cash flow is defined as cash provided by (used in) operating activities less capital expenditures.
Net debt is defined as total debt less cash and cash equivalents.
Management believes non-GAAP financial measures provide meaningful supplemental information regarding the Company’s operating results because it excludes amounts that management does not consider part of operating results when assessing and measuring the operational and financial performance of the Company. Management believes non-GAAP measures allow a useful alternative for viewing operating trends and performing analytical comparisons.
Accordingly, the Company believes non-GAAP measures provide greater transparency and insight into management’s method of analysis. While management believes  non-GAAP financial measures provide useful information, these are not measures under U.S. GAAP, and therefore, should not be considered in isolation from, or as a substitute for, GAAP financial measures such as income from operations or net income.
Non-GAAP financial measures are also used by our management to evaluate our operating performance, communicate our financial results to our Board of
Directors, benchmark our operating results against our historical performance and the performance of our peers, evaluate investment opportunities including acquisitions and divestitures, and determine the bonus payments for senior management and other employees.
Use of Non-GAAP Financial Measures

Six Months ended Twelve Months Ended
June 29, 2012 December 31, 2011 December 31, 2010
(in thousands of dollars)
Income from operations (GAAP) $           7,918 $          35,848 $          36,027
Depreciation and amortization 6,930 14,467 14,687
Share-based compensation 2,323 3,276 1,871
Restructuring, restatement and other nonrecurring costs (a) 4,668 2,406 3,319
Net income attributable to noncontrolling interest (26) (28) (48)
Adjusted EBITDA (Non-GAAP) $         21,813 $          55,969 $          55,856
Non-GAAP Adjusted EBITDA Reconciliation
(a) Restructuring, restatement and other nonrecurring costs Includes restructuring costs, pre-petition and post-emergence professional fees associated with our bankruptcy proceedings and fees related to third parties for services performed in connection with the review and investigation of revenue transactions examined and the restatement of the Company’s 2004 through 2008 financial statements.

Non-GAAP Net Debt & Leverage Ratios Reconciliation
Six Months Ended Six Months Ended Twelve Months Ended Twelve Months Ended
June 29, 2012 June 29, 2012 December 31, 2011 December 31, 2011 December 31, 2010 December 31, 2010
(in thousands of dollars, except ratio information) (in thousands of dollars, except ratio information)
Debt Debt ($53,000) ($53,000) ($68,000) ($68,000) ($107,575) ($107,575)
Less: cash and cash equivalents Less: cash and cash equivalents 55,758 55,758 54,835 54,835 56,781 56,781
Net Debt (Non-GAAP) (a) $2,758 $2,758 ($13,165) ($13,165) ($50,794) ($50,794)
Total Debt Total Debt ($53,000) ($53,000) ($68,000) ($68,000) ($107,575) ($107,575)
Adjusted EBITDA (non-GAAP) (b) $21,813 $21,813 $55,969 $55,969 $55,856 $55,856
Total Debt/Adjusted EBITDA Total Debt/Adjusted EBITDA 2.4 2.4 1.2 1.2 1.9 1.9
Total Equity Total Equity $218,280 $218,280 $209,360 $209,360 $178,678 $178,678
Total Debt/Total Equity Total Debt/Total Equity 24% 24% 32% 32% 60% 60%
(a) (a) Net debt is defined as total debt less cash and cash equivalents.
(b) (b) For a definition of Adjusted EBITDA, refer to the Non-GAAP Adjusted EBITDA Reconciliation page.

Non-GAAP Free Cash Flow Reconciliation*

Six Months Ended Twelve Months Ended
June 29, 2012 December 31, 2011 December 31, 2010
(in thousands of dollars)
Cash provided by (used in) operating activities $18,851 $45,173 ($4,738)
Less: Capital expenditures 2,625                     4,217                    2,659
Free Cash Flow (Non-GAAP) $16,226 $40,956 ($7,397)
* Free Cash Flow includes the cash flows of Continuing and Discontinued Operations